UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 15, 2005

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a slide that will be part of a presentation to investors on September 15, 2005. We are furnishing this slide pursuant to the SEC’s Regulation FD. The information contained in the slide reaffirms Lennar's previously issued fiscal year 2005 goal of $7.80 per share.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” in any of our filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document

99.1	Slide that will be part of a presentation to investors on September 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2005	Lennar Corporation

	By:	/s/ Waynewright Malcolm
	Name:	Waynewright Malcolm
	Title:	Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description of Document

99.1	Slide that will be part of a presentation to investors on September 15, 2005.